Aberdeen Investment Funds

(the “Trust”)

Aberdeen International Sustainable Leaders Fund

Aberdeen Global Equity Impact Fund

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

(the “Funds”)

Supplement dated October 5, 2021 to the Fund’s Statutory Prospectus and Statement of Additional Information, dated February 26, 2021, as supplemented to date

At a special meeting of the Aberdeen Total Return Bond Fund’s shareholders held on September 30, 2021, shareholders of record as of the close of business on July 13, 2021 approved the reorganization (the “Reorganization”) of the Aberdeen Total Return Bond Fund into Aberdeen Global Absolute Return Strategies Fund (the “Acquiring Fund”), a series of Aberdeen Funds, a Delaware statutory trust. Each shareholder of the Aberdeen Total Return Bond Fund will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Aberdeen Total Return Bond Fund. A shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Aberdeen Total Return Bond Fund on or prior to October 8, 2021. The Reorganization is expected to close on or about October 8, 2021.

Effective after market close on October 8, 2021, shares of the Aberdeen Total Return Bond Fund will no longer be available for purchase.

Please retain this Supplement for future reference.